SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 19, 2001
Date of Report (Date of Earliest Event Reported)

CALLAWAY GOLF COMPANY
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-10962 (Commission File Number)	95-3797580 (IRS Employer Identification No.)

2180 RUTHERFORD ROAD
CARLSBAD, CA 92008-8815
(Address of Principal Executive Offices)

(760) 931-1771
(Registrant’s Telephone Number, Including Area Code)

2285 RUTHERFORD ROAD
CARLSBAD, CA 92008-8815
(Former Address if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

              On March 19, 2001, Callaway Golf Company issued a press release captioned as follows:

“Callaway Golf Company Retroactively Implements SEC Staff Accounting Bulletin 101.

Revises 2000 fourth quarter and full year results.

Raises FY 2001 diluted EPS expectations by $0.03.”

      A copy of the press release is attached to this report as Exhibit 99.1. The press release is hereby incorporated herein with the same force and effect as if fully set forth herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

              (c) Exhibits.

                    99.1               Press Release, dated March 19, 2001, of Callaway Golf Company.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2001	CALLAWAY GOLF COMPANY

	By:	/S/ BRADLEY J. HOLIDAY

Bradley J. Holiday Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 19, 2001, of Callaway Golf Company